FROST FAMILY OF FUNDS

Frost Growth Equity Fund

Frost Total Return Bond Fund

Frost Credit Fund

Frost Low Duration Bond Fund

Frost Municipal Bond Fund

(the “Funds”)

Supplement Dated October 24, 2023

to the Funds’ Prospectus,

dated November 28, 2022

This supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

The following disclosure is hereby added to Appendix A to the Prospectus:

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-end sales load waivers on A Class Shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the Frost Family of Funds through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the Frost Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on A Class Shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the Funds’ prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Frost Family of Funds assets held by accounts within the purchaser’s household at Raymond James. Eligible Frost Family of Funds assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Frost Family of Funds, over a 13-month time period. Eligible Frost Family of Funds assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FIA-SK-067-0100